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                                                                   Exhibit 10.56

                               FIRST AMENDMENT TO
                             POST-CLOSING AGREEMENT

      This First Amendment to Post-Closing Agreement (this "First Amendment"), is executed on the respective dates set forth below effective as of December 20, 2003 (the "Effective Date"), and is entered into by and among Drew Scientific, Inc., Texas corporation ("Borrower "), Keith Drew, individually ("Drew"), Drew Scientific Group, PLC, a public limited company organized under the laws of England and Wales ("Drew PLC"), and Texas Mezzanine Fund Inc., a Texas corporation ("Lender") for the purpose of amending and modifying that certain Post-Closing Agreement executed as of November 20, 2003 (the "Original Agreement"). Borrower, Drew, Drew PLC and Lender are collectively referred to herein as the "Parties". All capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Original Agreement, unless the context specifically requires otherwise

                                    RECITALS

      A. Pursuant to Section 2 of the Original Agreement, Drew was required to deliver to Lender, on or prior to the Effective Date, all of the Shares owned by Drew;

      B. As of the Effective Date, Lender had received share certificates issued by Drew PLC to Drew evidencing ownership of 2,600,000 Shares;

      C. Since the Effective Date, Lender has received share certificates issued by Drew PLC to Drew evidencing ownership of an additional 573,984 Shares;

      D. Drew has determined that he does not control Selbourne Limited ("Selbourne"), either directly or indirectly, and cannot either (i) pledge or cause the pledge of the 1,400,000 shares of Drew PLC issued to Selbourne ("Selbourne Shares") or (ii) cause to be delivered to Lender certificates evidencing such shares;

      E. It has been determined that Paragraph 5a that the Original Agreement incorrectly slated the number of shares of Drew PLC of which Drew is the lawful owner as being 3,178,984 and that the correct number is 3,173,984;

      F. The Parties desire to correct the typographical error referenced in Recital D; and

      G. The Parties desire to clarify that (since Drew does not own such shares) the Selbourne Shares are not collateral for the Loan and that certificates evidencing such shares need not be delivered to Lender.

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                                    AGREEMENT

      NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties agree to amend the Original Agreement on the following terms and conditions:

      1. Delivery of Shares. There is hereby added at the end of Paragraph 2 of the Original Agreement the following:

            Notwithstanding the foregoing, if certificates have not been issued by Drew PLC to evidence any portion of the Shares, failure to deliver such Shares shall not constitute a default under this Paragraph.

      2. Shares Owned; Selbourne Shares. Section 5(a) of the Original Agreement is hereby amended to in its entirety to read: "Drew is the lawful owner of record of 3,173,984 shares of Drew PLC".

      3. Representation and Warranty. Section 6 of the Original Agreement is hereby amended by adding a new Subsection 5.1 that reads as follows:

            Drew hereby represents and warrants that he has determined that he does not control Selbourne Limited ("Selbourne"), either directly or indirectly, and cannot either (i) pledge or cause the pledge of the 1,400,000 shares of Drew PLC issued to Selbourne ("Selbourne Shares") or (ii) cause to be delivered to Lender certificates evidencing such shares.

      4. Limitation. Except as expressly modified and amended by this First Amendment, the terms, conditions and provisions of the Original Agreement shall remain in full force and effect in all respects.

      5. Counterparts. The Parties may execute this First Amendment in any number of counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

      6. Amendment And Waiver. No amendment of this First Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in a writing and signed by the parties hereto.

      7. Governing Law. This First Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas without reference to conflict of law principles.

      8. Severability. Any provision of this First Amendment that is held to be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that or

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any other jurisdiction, and to this end the provisions of this First Amendment are declared to be severable.

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective as of the date first above written.

                                        BORROWER:

                                        DREW SCIENTIFIC, INC.,
                                        a Texas corporation

Mar 8 '04                               By: /s/ K.R. DREW
----------------                            -------------------------
Date signed                             Name: K.R. DREW
                                        Title: President.

                                        DREW:

Mar 8 '04                               /s/ Keith Drew
----------------                        -----------------------------
Date signed                             Keith Drew, individually

                                        DREW PLC:

                                        DREW SCIENTIFIC GROUP, PLC
                                        a public limited company organized under the laws of England and Wales.

Mar 8 '04                               By: /s/ K.R. DREW
----------------                            -------------------------
Date signed                             Name: K.R. DREW
                                        Title: President

                                        LENDER:

                                        TEXAS MEZZANINE FUND, INC.,
                                        a Texas corporation

                                        By:
                                            -------------------------------
                                        Name:
----------------------                        -----------------------------
Date signed                             Title:
                                               ----------------------------